Exhibit 99.1

Bacterin Receives Delisting Notice from NYSE MKT

BELGRADE, Mont., November 14, 2014 (GLOBE NEWSWIRE) — Bacterin International Holdings, Inc. (NYSE: BONE) today announced that the Company received notice that the staff of NYSE Regulation, Inc. has determined to commence proceedings to delist the Company's common stock from the NYSE MKT LLC ("NYSE MKT" or the "Exchange") because the Company did not cure its non-compliance with Sections 1003(a)(i), (ii) and (iii) of the NYSE MKT Company Guide by the end of the maximum 18 month compliance plan period, which expired on November 13, 2014. Therefore, the Company’s common stock is subject to delisting from the Exchange.

The Company plans to appeal the delisting determination.  The Company's common stock will continue to trade on the NYSE MKT pending the appeal and final determination by the hearing panel.

About Bacterin International Holdings

Bacterin International Holdings, Inc. (NYSE MKT:BONE) develops, manufactures and markets biologics products to domestic and international markets. These products are used in a variety of applications including enhancing fusion in spine surgery, relief of back pain, promotion of bone growth in foot and ankle surgery, promotion of cranial healing following neurosurgery and subchondral repair in knee and other joint surgeries.

Bacterin's Medical Device division develops, employs, and licenses coatings for various medical device applications. For further information, please visit www.bacterin.com.

Important Cautions Regarding Forward-looking Statements

This news release and the referenced presentation contain certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to remain listed on the NYSE MKT; the Company's ability to meet its existing and anticipated contractual obligations, including financial covenant and other obligations contained in the Company’s secured lending facility; the Company’s ability to manage cash flow and achieve profitability; the Company's ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company's sales force to achieve expected results; the ability of the Company's customers to pay and the timeliness of such payments; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the Company’s ability to successfully conclude government investigations; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

John Gandolfo

Chief Financial Officer

Bacterin International Holdings, Inc.

(406) 388-0480